Exhibit 99.2

Condensed Consolidated Interim Statement of Financial Position

(stated in thousands of Canadian dollars) (unaudited)	Note	June 30, 2012	December 31, 2011
ASSETS
Cash and cash equivalents		$6,681	$2,950
Trade receivables	4	24,637	22,326
Inventory		183	225
Prepaid expenses and other receivables		1,191	1,380
Income taxes recoverable		625	574
Total current assets		33,317	27,455

Property and equipment	12	33,790	27,925
Intangible assets	12	1,935	1,924
Goodwill		380	380
Other receivables		231	220
Deferred tax assets		–	209
Total non-current assets		36,336	30,658

TOTAL ASSETS		$69,653	$58,113

LIABILITIES
Trade and other payables		$7,534	$6,858
Provisions		246	263
Loans and borrowings	5	4,066	3,372
Income taxes payable		1,934	895
Total current liabilities		13,780	11,388

Provisions		692	811
Loans and borrowings	5	5,656	6,208
Deferred tax liabilities		3,672	2,461
Total non-current liabilities		10,020	9,480

TOTAL LIABILITIES		23,800	20,868

EQUITY
Share capital		62,953	60,654
Convertible debentures – equity component	5	–	229
Contributed surplus		5,147	5,192
Accumulated other comprehensive income (loss)		25	(1)
Deficit		(22,591)	(28,993)
Total equity attributable to equity holders of the Corporation		45,534	37,081
Non-controlling interest		319	164
TOTAL EQUITY		45,853	37,245

TOTAL LIABILITIES AND EQUITY		$69,653	$58,113
Subsequent events (note 1) Contingent liabilities (note 11)

See accompanying notes to the condensed consolidated interim financial statements.

Condensed Consolidated interim Statement of Earnings

(stated in thousands of Canadian dollars except per share amounts) (unaudited)	Note	Three months ended June 30		Six months ended June 30
		2012	2011	2012	2011

REVENUE		$28,476	$24,905	$56,658	$49,386

Direct operating expenses		19,957	19,266	39,788	39,214
Selling, general and administrative		3,923	2,391	6,679	4,438
		4,596	3,248	10,191	5,734

Depreciation of property and equipment		1,595	1,240	2,857	2,478
Amortization of intangibles		142	142	267	245
Share-based compensation		254	38	454	109
Finance costs	7	235	197	461	414
(Gain) Loss on disposal of property and equipment		82	(35)	74	1
Reversal of impairment of property and equipment and intangible assets	12	–	–	(4,136)	–

EARNINGS BEFORE INCOME TAX		2,288	1,666	10,214	2,487

Income taxes:
Current provision		704	766	1,794	826
Deferred tax expense		188	359	1,865	613
		892	1,125	3,659	1,439

NET EARNINGS		$1,396	$541	$6,555	$1,048

Earnings attributable to:
Owners of the Corporation		1,288	521	6,402	1,020
Non-controlling interest		108	20	153	28
NET EARNINGS FOR THE PERIOD		1,396	541	6,555	1,048

EARNINGS PER SHARE
Basic	8	$0.03	$0.01	$0.16	$0.03
Diluted	8	$0.03	$0.01	$0.16	$0.03
WEIGHTED AVERAGE SHARES OUTSTANDING (in thousands)
Basic		40,575	38,713	39,676	38,562
Diluted		41,604	43,203	40,547	42,662

See accompanying notes to the condensed consolidated interim financial statements.

Condensed Consolidated interim Statement of Comprehensive Income

(stated in thousands of Canadian dollars) (unaudited)	Note	Three months ended June 30		Six months ended June 30
		2012	2011	2012	2011

NET EARNINGS		$1,396	$541	$6,555	$1,048

Other comprehensive income
Foreign currency translation adjustment		87	24	28	(50)
COMPREHENSIVE INCOME		1,483	565	6,583	998

Comprehensive income attributable to
Owners of the Corporation		1,368	542	6,428	972
Non-controlling interest		115	23	155	26
COMPREHENSIVE INCOME FOR THE PERIOD		$1,483	$565	$6,583	$998

See accompanying notes to the condensed consolidated interim financial statements.

Condensed Consolidated Interim Statement of Changes in Equity

(stated in thousands of Canadian dollars) (unaudited)	Outstanding common shares (thousands)	Share capital	Convertible debentures – equity component	Contributed surplus	Deficit	Accumulated other comprehensive (loss) income	Total equity attributable to equity holders of the Corporation	Non-controlling interest	Total equity
BALANCE AT JANUARY 1, 2012	38,713	$60,654	$229	$5,192	$(28,993)	$ (1)	$ 37,081	$164	$37,245
Net earnings for the period					6,402		6,402	153	6,555
Other comprehensive income						26	26	2	28
Total comprehensive income for the period					6,402	26	6,428	155	6,583
Transactions with owners:
Stock compensation expense				106			106		106
Exercise of stock options	97	197		(151)			46		46
Conversion of convertible debentures (Note 5)	4,000	2,102	(229)				1,873		1,873
BALANCE AT JUNE 30, 2012	42,810	$62,953	$–	$5,147	$(22,591)	$ 25	$45,5347	$319	$45,853
BALANCE AT JANUARY 1, 2011	37,576	$60,040	$221	$4,969	$ (34,851)	$ (83)	$30,2966	$–	$30,296
Net earnings for the period					1,020		1,020	28	1,048
Other comprehensive loss						(48)	(48)	(2)	(50)
Total comprehensive income for the period					1,020	(48)	972	26	998
Transactions with owners:
Issue of common shares on business combination	1,137	614					614		614
Stock compensation expense				91			91		91
Convertible debentures issued – equity component			8				8		8
BALANCE AT JUNE 30, 2011	38,713	$60,654	$229	$5,060	$ (33,831)	$ (131)	$31,981 1	$26	$32,007

See accompanying notes to the consolidated interim financial statements.

Condensed Consolidated Statement of Cash Flows

Six months ended June 30 (stated in thousands of Canadian dollars) (unaudited)	Note	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings for the period		$6,555	$1,048
Adjustments for:
Depreciation and amortization		3,124	2,723
Finance costs	7	461	414
Share-based compensation		454	109
Change in provisions		(137)	(112)
Income tax expense		3,659	1,439
Loss on disposal of property and equipment		74	1
Reversal of impairment of property and equipment and intangible assets	12	(4,136)	–
		10,054	5,622
Change in non-cash working capital	10	(1,699)	(1,789)
Cash generated from operating activities		8,355	3,833
Interest paid		(355)	(290)
Income tax paid		(1,272)	(514)
NET CASH FLOWS FROM OPERATING ACTIVITIES		6,728	3,029

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment		(3,725)	(2,087)
Purchase of intangibles		(24)	(6)
Net cash acquired on business acquisition		–	1
Proceeds from sale of property and equipment		598	294
NET CASH USED IN INVESTING ACTIVITIES		(3,151)	(1,798)

CASH FLOWS FROM FINANCING ACTIVITIES
Issue of loans and borrowings		2,310	75
Repayment of loans and borrowings		(977)	(681)
Payment of finance lease liabilities		(1,210)	(1,336)
Proceeds from exercise of stock options		48	–
Payment of transaction costs related to issue of debt		–	(40)
NET CASH FROM (USED IN) FINANCING ACTIVITIES		171	(1,982)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS		3,748	(751)
Cash and cash equivalents at January 1		2,950	1,479
Effect of exchange rate fluctuations on cash held		(17)	(47)
CASH AND CASH EQUIVALENTS AT JUNE 30		6,681	681

Non-cash investing activities – property and equipment acquired by means of a finance lease		$1,777	$1,020

See accompanying notes to the condensed consolidated interim financial statements.

Notes to the condensed consolidated interim financial statements for the three and six months ended June 30, 2012 and 2011
(unaudited)

(stated in thousands of Canadian dollars, except per share amounts)

NOTE 1 – REPORTING ENTITY

HSE Integrated Ltd. (“HSE” or the “Corporation”) is incorporated under the laws of the province of Alberta. The address of the Corporation’s head office is 1000, 630 – 6 Avenue S.W., Calgary, Alberta, Canada, T2P 0S8. The condensed consolidated interim financial statements of the Corporation as at and for the three and six months ended June 30, 2012 and 2011 include the Corporation and its subsidiaries.

The Corporation provides health and safety services to a range of customers in the energy, manufacturing, construction and other industries including: safety supervision and rescue personnel, rental of breathing apparatus and associated equipment for personnel operating in high hazard environments, fixed and mobile firefighting and fire protection services and equipment, worker shower (decontamination) services, onsite medical services, worker safety training, hazardous gas detection, industrial hygiene services, and safety consulting and supervision.

The Corporation’s business has two seasonal components. Revenue for Oilfield health and safety services is historically highest in the first and fourth quarters and lowest in the second quarter because this sector uses equipment that can only access well locations during certain times of the year and because of the effects of weather on field activity. Industrial revenue includes a mix of year-round contracts and “turnarounds” – scheduled major maintenance projects and repair activities on client facilities. These turnarounds tend to be scheduled during the second and third quarters to avoid the possibility of adverse effects from freezing weather. As a result, Industrial revenue tends to be highest in the second and third quarters.

• Subsequent Event - Business Combination

On July 11, 2012, DXP Enterprises, Inc. ("DXP") through its wholly-owned subsidiary, acquired all of the outstanding common shares of HSE by way of a plan of arrangement under the Business Corporations Act (Alberta) (the "Arrangement").  As announced on June 29, 2012, the Arrangement was approved at the Annual and Special Meeting of Shareholders of HSE on June 29, 2012 by 99.96 % of the votes cast by the HSE shareholders and 99.96% of the votes cast by the HSE shareholders after excluding those votes required to be excluded by Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions.  The Arrangement was also approved by the Court of Queen's Bench of Alberta on June 29, 2012.

Pursuant to the Arrangement, HSE shareholders received $1.80 in cash per each common share of HSE held.

Subsequent to the period, as a result of the change of control, HSE’s credit facilities became due on demand and were reclassified entirely to current liabilities.

HSE common shares were de-listed from the Toronto Stock Exchange three business days following the transaction.

NOTE 2 – BASIS OF PREPARATION

A)  Statement of compliance

These unaudited condensed consolidated interim financial statements have been prepared in accordance with IAS 34 Interim Financial Reporting. The condensed consolidated interim financial statements do not include all of the information required for full annual financial statements.

These condensed consolidated interim financial statements were authorized for issue by DXP Enterprise Inc.’s board of directors on September 24, 2012.

B)  Basis of measurement

The condensed consolidated interim financial statements have been prepared on the historical cost basis except for liabilities for cash-settled share-based payment arrangements, which are measured at fair value.

C)  Functional and presentation currency

These condensed consolidated interim financial statements are presented in Canadian dollars, which is the functional currency of the Corporation and the Corporation’s Canadian subsidiaries. The U.S. dollar is the functional currency of the Corporation’s United States subsidiaries. All financial information presented in Canadian dollars has been rounded to the nearest thousand, except for per share amounts.

D)  Use of accounting estimates and judgments

The preparation of consolidated interim financial statements requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities, income, and expenses. Actual results may differ from these estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

In preparing these condensed consolidated interim financial statements, the significant judgments made by management in applying the Corporation’s accounting policies and the key sources of estimation uncertainty were the same as those that applied to the consolidated financial statements as at and for the year ended December 31, 2011.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited condensed consolidated interim financial statements should be read in conjunction with Note 3 to HSE Integrated Ltd.’s annual consolidated financial statements for the year ended December 31, 2011, as the accounting policies applied by the Corporation in these unaudited consolidated interim financial statements are the same as those disclosed therein.

NOTE 4 – TRADE RECEIVABLES

	June 30, 2012	December 31, 2011
Trade receivables	$24,987	$22,676
Allowance for doubtful accounts	(350)	(350)
	$24,637	$22,326

The aging of trade receivables at the reporting date was:

	Gross	Allowance	Gross	Allowance
	June 30, 2012	June 30, 2012	December 31, 2011	December 31, 2011

0 – 30 days from invoice date (current)	$17,210	$–	$12,411	$–
31-60 days from invoice date	5,917	–	6,839	–
61-120 days from invoice date	1,663	153	1,894	31
More than 120 days from invoice date	197	197	1,532	319
Total	$24,987	$350	$22,676	$350

The movement in the allowance for doubtful accounts in respect of trade receivables during the period was as follows:

Balance at January 1, 2012	350
Bad debt provision	56
Write-offs	(56)
Balance at June 30, 2012	$350

NOTE 5 – LOANS AND BORROWINGS

This note provides information about the contractual terms of the Corporation’s interest-bearing loans and borrowings.

	Note	June 30, 2012	December 31, 2011
Current liabilities:
Non-revolving term facility	A	$2,085	$1,304
Finance lease liabilities	C	1,981	2,068
		$4,066	$3,372
Non-current liabilities:
Non-revolving term facility	A	2,292	1,739
Unamortized debt issue costs	A	(98)	(125)
Convertible debentures	B	–	1,845
Unamortized debt issue costs	B	–	(57)
Finance lease liabilities	C	3,462	2,806
		$5,656	$6,208
Total loans and borrowings		$9,722	$9,580

A)   Non-revolving term facility and revolving operating loan facility

On February 15, 2012 the Corporation completed the purchase of certain assets of the Flint Safety Unit ("Flint Safety Unit") a division of Flint Field Services Ltd. The transaction was financed through the non-revolving term facility. The facility is repayable in monthly payments of $65 starting on February 29, 2012 and is payable in full 36 months after initial drawdown. As at June 30, 2012, the amount drawn under the credit facility was $4,337. This facility is covered by the Corporation’s general security agreement, and is subject to the same covenants as the facilities disclosed in the consolidated financial statements as at and for the period ended December 31, 2011.

B)   Convertible debentures

On November 9, 2010, HSE announced the issue of up to $2,000 in subordinated secured convertible debentures (the “Debentures”). The Debentures matured on January 15, 2014 and bore interest at 10.0% per annum, payable quarterly in arrears on April 15, July 15, October 15, and January 15 in each year beginning April 15, 2011. The component parts of the convertible secured subordinated debentures (“Debentures”) issued by the Corporation were classified separately as financial liabilities and equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument.

On December 21, 2010, HSE completed the first closing with total proceeds of $1,925. On January 18, 2011, HSE completed the final closing with proceeds of an additional $75.

As at June 30, 2012, all convertible debentures had been converted.

C)   Finance lease liabilities

Finance lease liabilities are payable as follows:

	June 30, 2012			December 31, 2011
	Future minimum lease payments	Interest	Present value of minimum lease payments	Future minimum lease payments	Interest	Present value of minimum lease payments
Less than 1 year	$ 2,193	$ 212	$ 1,981	$ 2,262	$ 194	$ 2,068
1 to 5 years	3,701	239	3,462	3,010	204	2,806
	$ 5,894	$ 451	$ 5,443	$ 5,272	$ 398	$ 4,874

Leasing arrangements

Finance leases relate to vehicles and equipment with lease terms ranging from 3 to 5 years. The Corporation’s obligations under finance leases are secured by the lessors’ title to the leased assets.

The applicable interest rate on these finance leases is between 2.58% and 6.16%.

NOTE 6 – SHARE-BASED COMPENSATION

A)  Stock options

Pursuant to the stock option plan, a maximum of 10% of the issued and outstanding common shares of the Corporation are reserved from time to time for issue to eligible participants. The directors determine option prices and vesting terms at the time of granting at an exercise price based on the volume weighted average price for the five trading days immediately preceding the grant date. The term of options granted does not exceed five years.

At June 30, 2012, the Corporation had options outstanding to issue 1,712,500 shares (December 31, 2011: 2,167,000) at a weighted average price of $0.57 per share (December 31, 2011: $0.71). Of these options, 1,220,855 were exercisable (December 31, 2011: 1,104,446).

As a result of the business combination with DXP Enterprises Inc. (Note 1) all outstanding vested and unvested stock options were settled in cash subsequent to the period ended June 30, 2012. The settlement amount per share was equal to the difference between the $1.80 purchase price per share outlined in the Plan of Arrangement, and the exercise price of the options.

The inputs used in the measurement of the fair values at grant date are the same as those disclosed in the consolidated financial statements as at and for the period ended December 31, 2011.

Information about outstanding stock options is as follows:

	Six months ended June 30, 2011		Year ended December 31, 2011
	Options	Weighted average exercise price	Options	Weighted average exercise price
Outstanding, beginning of year	2,167,000	$0.71	2,279,165	$1.24
Granted	40,000	0.43	500,000	0.52
Exercised	(96,500)	1.10	–	–
Forfeited	(398,000)	1.17	(612,165)	2.53
Outstanding, end of period	1,712,500	$0.57	2,167,000	$0.71
Exercisable at end of period	1,220,855	$0.60	1,104,446	$0.92

The following table summarizes information about stock options outstanding at:

			June 30, 2012
Options Outstanding	Exercise Prices ($)	Weighted Average Remaining Life in Years	Number Exercisable
889,167	0.36 – 0.50	2.3	717,508
823,333	0.51 – 1.00	2.5	503,347
1,712,500	0.57	2.4	1,220,855

			December 31, 2011
Options Outstanding	Exercise Prices ($)	Weighted Average Remaining Life in Years	Number Exercisable
1,055,000	0.36 – 0.50	3.0	477,446
840,000	0.51 – 1.00	3.1	355,000
272,000	1.51 – 2.00	0.2	272,000
2,167,000	0.71	2.7	1,104,446

B)  Deferred share unit plan (cash settled)

Expense related to the deferred share units recognized during the six months ended June 30, 2012 was $348 (2011: $18). For the year 2010 and up to August 11, 2011, the majority of directors’ retainers and meeting fees were paid with deferred share units (“DSUs”). After August 11, 2011, all directors’ retainers and meeting fees are being paid in cash except for an annual grant for non-executive directors as provided in the original DSU plan.

As a result of the business combination with DXP Enterprises Inc. (Note 1) all outstanding deferred share units were settled in cash at $1.80 per unit subsequent to the end of the period ended June 30, 2012.

The number of deferred share units is as follows:

Deferred Share Units	June 30, 2012	December 31, 2011
Outstanding, beginning of year	303,039	257,028
Granted	–	102,241
Redeemed	–	(56,230)
Outstanding, end of period	303,039	303,039

NOTE 7 – FINANCE COSTS

	Three months ended June 30		Six months ended June 30
	2012	2011	2012	2011

Interest on operating loan facility and standby charges	8	13	17	22
Interest on term facility	54	45	106	106
Interest on obligations under finance leases	73	50	136	108
Interest, accretion interest on convertible debentures	28	75	103	151
Amortization of deferred financing costs	71	11	84	20
Unwind of discount on provision	2	3	5	6
Foreign currency gain (loss)	(1)	–	10	1
Net finance costs recognized in earnings	$235	$197	$461	$414

Interest paid	$180	$173	$355	$290

NOTE 8 – EARNINGS PER SHARE

A)  Basic earnings per share

Basic earnings per share is calculated as follows:

	Three months ended June 30		Six months ended June 30
	2012	2011	2012	2011
Earnings attributable to common shareholders	$1,288	$521	$6,402	$1,020
Issued common shares, beginning of period (thousands)	38,793	38,713	38,713	37,576
Weighted average common shares issued on acquisition	–	–	–	986
Weighted average common shares issued on exercise of stock options	58		29
Weighted average common shares issued on conversion of debentures	1,724	–	934	–
Weighted average number of common shares, issued and outstanding	40,575	38,713	39,676	38,562
Basic earnings per share	$0.03	$0.01	$0.16	$0.03

B)  Diluted earnings per share

In calculating diluted earnings per share, basic earnings per share was adjusted as follows:

	Three months ended June 30		Six months ended June 30
	2012	2011	2012	2011
Net earnings	$1,288	$521	$6,402	$1,020
Effect of finance costs from conversion of convertible debenture (net of tax)	–	35	–	70
Adjusted net earnings	$1,288	$556	$6,402	$1,090
Weighted average number of common shares – Basic (thousands)	40,575	38,713	39,676	38,562
Effect of “in-the-money” stock options	1,029	495	871	100
Effect of conversion of convertible debentures	–	4,000	–	4,000
Weighted average number of common shares at end of period – Diluted thousands)	41,604	43, 208	40,547	42,662
Fully diluted earnings per share	$0.03	$0.01	$0.16	$0.03

NOTE 9 – OPERATING SEGMENTS

The Corporation operates in two main geographic areas: Canada and the United States (U.S.). Each geographic area has a President or Chief Operating Officer (COO) responsible for the operations and strategy of his area’s business. Personnel working within a particular region report to the President or COO, and the President or COO reports to the Chief Executive Officer. Many of the Corporation’s services are inter-dependent since they are bundled and sold to its customers in various combinations.

HSE provides a comprehensive and integrated suite of health, safety and environmental monitoring services to protect workers, assets and the community in the most cost-effective manner possible. It provides these services by providing people and assets to meet the needs of its customers. These people and assets are inter-dependent and moved between locations on a national basis, and are not site-specific or customer-specific. The Corporation tracks revenue, but not expenses or resources based on the industry within which the customer operates. The same property and equipment and employees serve customers in both industry categories. Decisions are made by the Corporation to allocate resources based on the geographic segment and not by industry.

Within each geographic segment, the Corporation uses common resources to provide services to a variety of customer industries. The Corporation groups these customer industries into two categories. “Oilfield” services are provided to customers in the conventional upstream, or “wellhead”, sector of the oil and gas industry. “Industrial” services are provided to customers in a variety of other industries including: non-conventional upstream oil development and production (including oilsands extraction); oil and gas processing; petrochemicals; pulp and paper; utilities; power generation; and manufacturing. It also includes worker safety training and safety management services.

Performance is measured based on segment EBITDA, as included in the internal management reports that are reviewed by the Corporation’s CEO. Segment EBITDA is used to measure performance as management believes that such information is the most relevant in evaluating results in comparison with other entities operating in the same industry.

For the three months ended June 30, 2012 one customer provided more than 10% of the Corporation’s revenue. Sales to these customers during 2012 amounted to $7,005 related to oilfield service and well control projects located entirely in Canada. For the same period in 2011, one customer provided more than 10% of the Corporation’s revenue. Sales to this customer amounted to $3,032 during the period, related to long-term energy related projects located entirely within Canada.

Corporate division expenses consist of salary expenses; stock compensation; office costs related to corporate employees; and public company costs.

Information regarding the results of each reportable segment is as follows.

Information about reportable segments

Three months ended June 30

	Canada		U.S.		Corporate		Total
	2012	2011	2012	2011	2012	2011	2012	2011
External revenue
Oilfield	$10,376	$7,339	$2,839	$867	$–	$–	$13,215	$8,206
Industrial	14,656	16,165	605	534	–	–	15,261	16,699
Total revenue	$25,032	23,504	$3,444	1,401	$–	–	$28,476	24,905
Finance costs	–	–	–	–	235	197	235	197
Depreciation and amortization	1,582	1,318	155	64	–	–	1,737	1,382
Income tax expense	449	1,065	443	60	–	–	892	1,125
Capital expenditures	445	519	527	342	–	–	972	861
Material non-cash items
Change in onerous contract provision	(71)	(55)	–	–	–	–	(71)	(55)
Property and equipment acquired by means of a finance lease	1,232	0	321	177	–	–	1,533	177
Reversal of impairment of property and equipment and intangible assets	–	–	–	–	–	–	–	–
Reportable segment earnings (loss) before depreciation, amortization, share-based compensation, finance costs, gain/loss on disposal of property and equipment, and reversal of impairment of property and equipment and intangible assets	$7,154	$5,221	$1,366	$418	$(3,924)	$(2,391)	$4,596	$3,248

Six months ended June 30

	Canada		U.S.		Corporate		Total
	2012	2011	2012	2011	2012	2011	2012	2011
External revenue
Oilfield	$25,181	$18,728	$4,837	$1,402	$–	$–	$30,018	$20,130
Industrial	25,540	28,220	1,100	1,036	–	–	26,640	29,256
Total revenue	$50,721	$46,948	$5,937	$2,438	$–	$–	$56,658	$49,386
Finance costs	–	–	–	–	461	414	461	414
Depreciation and amortization	2,857	2,602	267	121	–	–	3,124	2,723
Income tax expense (recovery)	2,706	1,331	953	108	–	–	3,659	1,439
Capital expenditures	2,819	1,421	906	666	–	–	3,725	2,087
Material non-cash items
Change in onerous contract provision	(137)	(112)	–	–	–	–	(137)	(112)
Property and equipment acquired by means of a finance lease	1,280	624	497	396	–	–	1,777	1,020
Reversal of impairment of property and equipment and intangible assets	(3,935)	–	(201)	–	–	–	(4,136)	–
Reportable segment earnings (loss) before depreciation, amortization, share-based compensation, finance costs, gain/loss on disposal of property and equipment, and reversal of impairment of property and equipment and intangible assets	$14,629	$9,492	$2,241	$680	$(6,679)	$(4,438)	$10,191	$5,734

NOTE 10 – SUPPLEMENTARY CASH FLOW INFORMATION

Six months ended June 30	2012	2011
Changes in non-cash working capital from operations
Inventories	$42	$–
Prepaid expenses and other receivables	189	501
Trade receivables	(2,289)	(3,188)
Trade and other payables	359	898
Change in non-cash working capital	$(1,699)	$(1,789)

NOTE 11 – CONTINGENT LIABILITIES

In the ordinary course of business activities, the Corporation may be contingently liable for litigation and claims with customers, suppliers, former employees, and third parties. Management believes that adequate provisions have been recorded in the accounts where applicable. Although it may not be possible to estimate accurately the extent of potential costs and losses, if any, Management believes that the ultimate resolution of such contingencies would not have a material effect on the financial position of the Corporation.

NOTE 12 – IMPAIRMENT REVERSAL

As a result of the Agreement with DXP (note 1), objective external evidence indicated that the fair value of property and equipment exceeded its carrying value at March 31, 2012. This external evidence, in addition to strong financial performance through 2011 and for the first quarter of 2012, indicated that the impairment of property and equipment and intangible assets recorded on January 1, 2010, no longer existed and should be reversed as at March 31, 2012.  For the three months ended March 31, 2012, the Corporation recorded an impairment reversal of $4,136, net of the depreciation and amortization that would have been recorded on the assets from January 1, 2010 to March 31, 2012.